UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21687

Fiduciary/Claymore Dynamic Equity Fund

(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532

(Address of principal executive offices) (Zip code)

Nicholas Dalmaso, Chief Legal and Executive Officer

2455 Corporate West Drive, Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: November 30

Date of reporting period: November 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report	Fiduciary/Claymore Dynamic Equity Fund	|	HCE
November 30, 2006

www.fiduciaryclaymore.com

... your path to the LATEST,

most up-to-date INFORMATION about the

Fiduciary/Claymore Dynamic Equity Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.fiduciaryclaymore.com, you will find:

•	Daily, weekly and monthly data on share prices, distributions, and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Fiduciary Asset Management and Claymore are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 | Annual Report | November 30, 2006

HCE | Fiduciary/Claymore Dynamic Equity Fund

Dear Shareholder |

We are pleased to submit the shareholder report for Fiduciary/Claymore Dynamic Equity Fund for the fiscal year ended November 30, 2006. As you may know, the Fund’s investment objective is to provide a high level of current income and current gains and, to a lesser extent, capital appreciation. The sub-adviser seeks to achieve that objective by investing in a diversified portfolio of equity securities and employs a covered call options overlay on a substantial portion of the Fund’s portfolio to help support the Fund’s distributions.

Fiduciary Asset Management, LLC is the Fund’s sub-adviser. Fiduciary manages a wide range of institutional products and is one of the leading managers of hedged equity investments. As of November 30, 2006, Fiduciary supervised and managed approximately $16.8 billion in assets.

The Fund provided a strong total return based on market value of 16.31% during the fiscal year. This represents a closing market price of $18.83 on November 30, 2006 from $17.72 on November 30, 2005, plus the reinvestment of quarterly dividends. On a net asset value basis (“NAV”), the Fund generated a total return of 7.14%. This represents a NAV of $19.29 on November 30, 2006 versus $19.65 on November 30, 2005, plus the reinvestment of quarterly dividends.

While the Fund was still trading at a discount to NAV at the close of this period, we’re pleased to report that the discount narrowed substantially during the year. On November 30, 2006, the Fund’s discount to NAV was 2.4% versus a discount of 9.8% a year earlier. We believe that the current discount represents a good opportunity for investors as common shares of the Fund are now available in the market at prices below the value of the securities in the underlying portfolio.

When shares trade at a discount to NAV, the Dividend Reinvestment Plan (“DRIP”) takes advantage of the discount by reinvesting distributions in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Shareholders have the opportunity to reinvest their dividends from the Fund through the DRIP that is described in detail on page 22 of this report.

Annual Report | November 30, 2006 | 3

HCE | Fiduciary/Claymore Dynamic Equity Fund | Dear Shareholder continued

The Fund’s most recent quarterly dividend of $0.425 was paid on November 30, 2006, and represented an annualized distribution rate of 9.03% based on the Fund’s closing market price of $18.83 on November 30, 2006.

To learn more about the Fund’s performance over this fiscal period, we encourage you to read the Questions & Answers section of the report on page 5. You’ll find information on Fiduciary Asset Management’s investment philosophy, their views on the economy, market environment and detailed information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.fiduciaryclaymore.com.

Sincerely,

Nicholas Dalmaso

Fiduciary/Claymore Dynamic Equity Fund

4 | Annual Report | November 30, 2006

HCE | Fiduciary/Claymore Dynamic Equity Fund

Questions & Answers |

The Fiduciary/Claymore Dynamic Equity Fund (the “Fund”) is managed by Fiduciary Asset Management, LLC. In the following interview, Portfolio Co-Managers Mohammed Riad and K. Timothy Swanson, CFA, discuss how they structured the portfolio and how the Fund performed in the fiscal year ended November 30, 2006.

Will you tell us about the economy and market during the fiscal year?

Overall it was a positive environment. While the economy remained relatively strong, there were some signs of modest slowing late in the fiscal period. Commodity prices rose dramatically, with the price of crude oil reaching historic levels of $78 per barrel in August before retreating to the $60 range at the end of the fiscal reporting period. After several years of robust growth, the housing market began to retreat this summer. The Federal Reserve Board (the “Fed”) raised the federal funds target rate four times during the fiscal year to 5.25% in June from 4.50% at the start of the period. These increases in short-term interest rates kept inflation in check but had no negative impact on corporate profits, which remained healthy. Equities, led primarily by value-style stocks, performed well during the fiscal year. However, while things were positive on a full fiscal year basis, the market endured some sharp bouts of volatility in the early summer months ignited by fears of inflation and concern that the Fed might continue to raise interest rates for the foreseeable future. There was wide-scale selling in the market and the Standard & Poor’s 500 Index (“S&P 500”) lost ground in May and eked out only minimal gains in June and July. The remainder of the year was generally positive for the broad market.

How did the Fund perform during the fiscal year?

The Fund performed well on a market price basis, providing a total return of 16.31%, including the reinvestment of dividends. The Fund also gained ground on a net asset value (“NAV”) basis, returning 7.14%, including the reinvestment of dividends and after all fund operating expenses. By comparison, the S&P 500 returned 14.23% and the CBOE BuyWrite Index returned 12.19%. Up until May, the Fund had outperformed these indexes on a NAV basis. Notwithstanding the volatility spikes in the early summer month, lower levels of volatility prescribed a fairly tight option strategy for most of the fiscal year in order to maintain our stated dividend yield. The loss of some of the upside in our stocks in addition to an underlying equity portfolio that was tilted toward growth stocks hampered further upside participation to the equity markets.

We’re pleased to report that the Fund’s market price discount to NAV narrowed substantially in the period. On November 30, 2006, the Fund’s market price was $18.83 and its NAV was $19.29, representing a discount of 2.4%. A year earlier the Fund’s market price was $17.72 and its NAV was $19.65, representing a discount of 9.8%.

Will you tell us how you select securities for the Fund?

Our stock selection process begins with a top-down approach, meaning we closely analyze macroeconomic and market factors to determine where we are in the current economic or market cycle. Some of the information we study includes interest rates, fiscal and monetary policy, inflation, the U.S. Dollar and corporate profits, among other data. Our research directs us to the industries that, in our opinion, provide the best near-term opportunity given the market cycle. Our findings are also a key determinant in how we employ our options strategies at any given time.

After identifying industries in which we want to invest, we look for companies that are leaders in their respective markets with what we believe to be clean balance sheets, growing cash flow potential and top-line historical growth. We use a proprietary quantitative screening process that seeks to identify companies which are not only strong today, but those that are forecasting better earnings and cash flows moving forward. After candidates are pinpointed, we conduct fundamental company research and analysis to help confirm our thesis on the stocks. Our fundamental research considers data provided by Wall Street analysts, but not their opinions. Generally, we don’t speak directly with company management because we believe their views are subjective and often guarded, and therefore not helpful with our analyses. Our top-down process typically leads us to a portfolio that is diversified across market sectors and individual securities. As of November 30, 2006 the Fund held a combined total of 79 individual common stocks and long-call option positions.

Our sell discipline is part and parcel of our top-down investment discipline. Although many industries can prosper throughout the various stages of an economic cycle, many will not. That said, we will sell a stock even if the company’s fundamentals appear to be strong – if our research suggests that the industry or market sector no longer looks attractive relative to other opportunities. You’ll see that much of the portfolio will change as we move through an economic cycle. This is a point of differentiation for Fiduciary. Many managers buy and hold stocks based on fundamentals alone – regardless of the economic cycle. We believe that the economy, in addition to operating fundamentals, should be considered when deciding whether to shift out of a security. We regularly monitor the portfolio in order to make sure that the Fund’s stocks validate the findings of our top-down research. Remaining true to our top-down discipline we believe is critical to the long-term success of the Fund.

Which areas of the Fund most helped performance?

Industrials. The Fund was helped by its overweight position and strong relative performance within the industrials sector. The group continued to benefit from strong global growth trends and specifically the growth of infrastructure projects worldwide. While we expect U.S. economic growth to slow in 2007, we believe that growth will remain strong on a global basis. We therefore invested

Annual Report | November 30, 2006 | 5

HCE | Fiduciary/Claymore Dynamic Equity Fund | Questions & Answers continued

in a variety of companies with exposure to expanding global markets. These multinational companies were some of the Fund’s best performers. Contributors included General Electric (2.9% of long-term investments), a broadly-diversified industrial conglomerate; United Technologies (2.9% of long-term investments), a provider of products used in the building, aerospace and automotive industries; Deere & Company (1.2% of long-term investments), a manufacturer of agricultural machinery; and Caterpillar, Inc. (1.8% of long-term investments), a manufacturer of engines, turbines and construction and mining equipment.

Consumer Staples. The Fund held an underweight position in this sector, but its return far exceeded the S&P 500 consumer staples sector gain. Performance was led by the Fund’s position in CVS Corp. (no longer held in the portfolio) and Procter & Gamble Co (2.1% of long-term investments). CVS is a national chain of drugstores that realized strong sales growth and increased profits. The company also benefited from its acquisition of the Sav-On and Osco drugstore chains from Albertson’s. The stock climbed steadily from the start of the period until October, soon after Wal-Mart announced it would be lowering the price of many generic drugs to $4 per prescription. The Fund held an overweight position in CVS, but we sold the stock in the wake of the Wal-Mart announcement. Procter & Gamble is the world’s largest consumer packaged goods company. The stock soared during the fiscal year due to strong sales and better-than-expected earnings.

Which areas of the Fund most hurt performance?

Health Care. The Fund was hurt by the decline of its health care holdings and its overweight position in the sector relative to the S&P 500. We maintained a focus on health care service and biotechnology companies, which were some of the best contributors to Fund performance in fiscal year 2005. This fiscal year, however, they hurt performance.

In general, the overall health care services industry came under pressure due to investors’ concern about moderating growth and the ability of service companies to maintain their pricing power and margins. There were also fears that government regulation and oversight within the industry may grow as a result of the recent elections, which resulted in a democratic majority in Congress. These factors led to a decline in share prices throughout the services industry. Despite these worries, the fundamentals and earnings of the health care service group have remained compelling. It is our opinion that this is a temporary setback and that the industry will remain in tact and continue to grow earnings.

There were also issuer-specific events that hurt performance. UnitedHealth Group (1.8% of long-term investments), a leader in the managed care industry, came under regulatory scrutiny by the SEC regarding its stock options policies for the company’s executives. The scandal ultimately led to the resignation of its chief executive officer. The stock fell sharply from its high point in December 2005 through May 2006. It has since recovered some of its lost ground, but was still down for the fiscal year ended November 30, 2006. While we’re disappointed with UnitedHealth Group’s performance, we are gratified that we took some profits in the stock early in the fiscal year, thereby reducing the potential level of losses for the Fund. We continue to hold UnitedHealth because its earnings have remained robust and it is now trading at an extremely attractive valuation relative to our opinion of its underlying fundamental strength. We expect to see continued recovery in the stock under the company’s new management.

Biotechnology stocks also declined in the period. There was no universal theme to the decline that we could see. The sector had performed quite well over the last couple years and the selling could have been a result of investors moving to lock in gains. We maintained our biotechnology position, however, because we view these stocks as having underappreciated growth potential given the ongoing discoveries of new molecular entities and novel treatment regimens. To a great extent the prices of these types of stocks tend to be moved by media coverage. When a new discovery or approval is announced, investors tend to flock to the biotech sector with the increased attention. When there is little media coverage, which was the case this period, momentum investors tend to look elsewhere for returns. Our positions in Amgen (1.9% of long-term investments) and Genentech (1.4% of long-term investments) both suffered losses, but we maintained the Fund’s positions in the stocks because their fundamentals have remained positive in our opinion.

Consumer Discretionary. After posting negative returns in the first half of the fiscal period, the Fund’s consumer discretionary sector performance improved substantially with strong gains in casino companies and some retailers. Unfortunately, declines in home builders and home improvement retailers detracted from sector performance and resulted in an overall gain much lower than the advance of the S&P 500 consumer discretionary sector. Home builder Lennar (1.1% of long-term investments) declined on fears that the housing industry was ready to roll over given the higher interest rate environment and an increase in unsold housing inventory. While we similarly expect housing prices to continue to moderate, we believed that the market has overcompensated for this risk. Our thesis is that demand and pricing for new homes will remain tempered, but not commensurate with what decline that investors have already priced into the valuations of the home builders. While some real estate markets may continue to suffer from excess investment, we believe that there are many markets that have long-term durability. In our opinion the demand for moderately priced homes will continue, and that is Lennar’s primary niche. It is for that reason we continue to hold the stock. Home improvement retailers Lowe’s Cos. (0.8% of long-term investments) and Home Depot, Inc. (no longer held in the portfolio) also declined in response to investor concern over the weakening housing market. In the last two months of the fiscal year, however, Lowe’s stock price began to improve modestly as

6 | Annual Report | November 30, 2006

HCE | Fiduciary/Claymore Dynamic Equity Fund | Questions & Answers continued

the company announced strong third quarter earnings. We sold our position in Home Depot, but continue to hold Lowe’s as we believe that investor fears have been more than priced into the stock.

Technology represented an overweight position in the Fund. Will you discuss your thoughts on the sector and its performance during the fiscal year?

The technology sector provided reasonable gains for the full fiscal year period with much of the progress being made in the last six months of the period. The Fund’s technology positions represented approximately 19.7% of long-term investments at the end of the period, compared to a 15.8% allocation in the technology sector in the S&P 500, and the Fund modestly outperformed the index return in this sector.

Based on our top-down research, we consider the areas of greatest opportunities in the sector to be companies with exposure to the telecommunications industry, consumer electronics companies, and corporate technology spending.

We believe the broadband communications industry is poised for a new wave of growth as economies across the world continue to expand. With that in mind we focused our investment in companies that we believe will benefit from that growth. These include chip manufacturers, handset suppliers and telecommunications companies. During the fiscal year there were concerns about pricing weakness in emerging markets and fears that demand for handsets would slow in the U.S. and other industrialized countries. This applied pressure to cell phone chip suppliers and handset manufacturers and led to a decline in the group. We believe, however, that our thesis remains in tact. Earnings have continued to grow despite investor concerns and the fundamentals for these types of companies remain strong. We believe our patience in the telecommunications-related area will be rewarded. While they generated negative returns this period, we have strong long-term conviction in Motorola, Inc. (2.4% of long-term investments), a leader in broadband services and products, and Texas Instruments, Inc. (2.0% of long-term investments), a semiconductor company.

There seems to be an insatiable appetite by U.S. consumers for electronic communication and entertainment gadgets – particularly LCD televisions, laptop computers and MP-3 players. We believe this demand will continue in 2007. The Fund’s position in Apple Computer, Inc. (1.7% of long-term investments) is a great representation of this theme. The company’s iPod and iTunes business provided a great deal of excitement and sales for the company. More important, though, the iPod business has generated renewed interest in Apple’s line of laptop computers, which provide easy to use photo sharing and video editing software. Ultimately, we believe the growth in Apple’s computer business will be the key to its long-term success. The Fund held a large overweight position in the stock, which provided strong gains during the fiscal year.

Please tell us about the Fund’s options program and how it impacted performance.

The Fund’s investment objective is to provide a high level of current income and current gains and, to a lesser extent, capital appreciation. We employ an actively managed options overlay to help us meet our distribution goal of 8.5% of the Fund’s annualized initial public offering price. As you know, our first objective is to make sure that the premiums earned on calls sold will be enough to generate the funds distribution goal. After this has been achieved, we are able to manage the option overlay to take advantage of upside performance in the underlying equities.

At the beginning of the fiscal year ended November 30, 2006, we maintained a bullish overwriting strategy in the Fund by selecting option strikes that offered reasonable upside appreciation capture in an upward trending market. Our bullish outlook for the market caused us to favor options that were reasonably out-of-the-money, which is beneficial in a rallying equity market. As the market moved up we progressively became more conservative in the Fund’s overlay program, although the low volatility market environment mitigated some of the premium the Fund was able to generate on the options sold. As the market’s volatility spiked in the summer months, we lengthened the average maturity date on the options portfolio. We decreased the option coverage written on the portfolio in an effort to capture more upside appreciation once the market started rebounding in August. This strategic shift helped offset some of the weak NAV returns experienced earlier in the year. Despite proactively shifting the option portfolio to capture additional upside appreciation in the portfolio, the underlying equities increased nearly 14% from the market lows in mid-June through the end of November, creating a difficult environment to effectively keep pace with rolling the option portfolio and giving up a portion of the upside performance.

What is your outlook for the market and Fund in 2007?

We expect to see a slowdown in economic growth and corporate profits in 2007, which we believe will be positive for equities –particularly growth stocks. We believe that as growth slows inflation risks will moderate and pressure on the Fed to ease monetary policy may increase, which would be positive for a couple reasons.

When short-term interest rates move lower, price-to-earnings (“P/E”) multiples1 tend to expand, which means the valuations of securities rise. It is our opinion that valuations are extremely attractive right now and at generally unsustainably low levels. At the same time, corporate earnings have continued to grow. This sets the stage for a potentially strong equity rally to take place should interest rates begin to decline. Historically, large-cap growth stocks have tended to outperform value stocks and small-cap stocks during periods of monetary easing.

[1]	P/E multiple is equal to a stock’s market capitalization divided by its after-tax earnings over the most recent 12-month period. It is a common measure of a stock’s valuation.

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HCE | Fiduciary/Claymore Dynamic Equity Fund | Questions & Answers continued

The last Fed rate hike to the federal funds target rate was on June 29, 2006. All evidence that we see suggests that it is unlikely there will be additional interest rate hikes in the coming months. We believe that current inflation concerns are transitory at best. The Consumer Price Index (“CPI”), a measure of inflation, has been driven higher in 2006 by rising commodity prices and housing valuations. Prices in commodities and housing have since fallen, which we believe will result in less upward CPI pressure moving forward. Consumer spending, which accounts for approximately two thirds of the economy, has remained reasonable. Average hourly earnings have been increasing and the unemployment rate has remained relatively low. Additionally, the global growth we’ve seen over the past few years appears to be in a longer cycle than previously experienced, which should continue to buoy demand for U.S. products. These factors formulate our positive outlook for 2007. If our assumptions are correct, we believe the Fund’s large-cap growth bias will prove fruitful in the coming year.

HCE Risks and Other Considerations

The views expressed in this report reflect those of the portfolio manager and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater divi- dend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

A strategy of writing (selling) covered call options entails various risks. For example, the correlation between the equity securities and options markets may, at times, be imperfect and can furthermore be affected by market behavior and unforeseen events, thus causing a given transaction to not achieve its objectives. There may be times when the Fund will be required to purchase or sell equity securities to meet its obligations under the options contracts on certain options at inopportune times when it may not be beneficial to the Fund. The Fund will forego the opportunity to profit from increases in the market value of equity securities that it has written call options on, above the sum of the premium and the strike price of the option. Furthermore, the Fund’s downside protection on equity securities it has written call options on would be limited to the amount of the premium received for writing the call option and thus the Fund would be at risk for any further price declines in the stock below that level.

Fund Distribution Risk. Pursuant to its distribution policy, the Fund intends to make regular quarterly distributions on its Common Shares. In order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of capital. Such return of capital distributions generally are tax-free up to the amount of a Common Shareholder’s tax basis in the Common Shares (generally, the amount paid for the Common Shares). See “Taxation.” In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

Market Discount Risk.Whether investors will realize gains or losses upon the sale of Common Shares of the Fund will depend upon the market price of the Common Shares at the time of sale, which may be less or more than the Fund’s net asset value per share. Since the market price of the Common Shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at a discount to their net asset values, and the Fund’s Common Shares may trade at such a discount. This risk may be greater for investors expecting to sell their Common Shares of the Fund soon after completion of the public offering. The Common Shares of the Fund were designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

8 | Annual Report | November 30, 2006

HCE | Fiduciary/Claymore Dynamic Equity Fund

Fund Summary | As of November 30, 2006

Fund Statistics
Share Price		$18.83
Common Share Net Asset Value		$19.29
Premium/(Discount) to NAV		-2.38%
Net Assets ($ 000)		$110,036

Total Returns
(Inception 4/29/05)	Market	NAV
One Year	16.31%	7.14%
Since Inception (average annual)	4.81%	9.22%

Share Price & NAV Performance

Distributions to Shareholders

Sector Breakdown	% of Long-Term Investments
Financials	20.6%
Information Technology	19.7%
Industrials	17.7%
Consumer Discretionary	13.5%
Health Care	12.0%
Energy	6.7%
Consumer Staples	5.2%
Telecommunication Services	3.9%
Materials	0.7%

Top Ten Issuers	% of Long-Term Investments
Bank of America Corp.	3.7%
Wachovia Corp.	3.4%
Alltel Corp.	3.2%
Honeywell International, Inc.	3.1%
General Electric Co.	2.9%
United Technologies Corp.	2.9%
Pfizer, Inc.	2.7%
MGM Mirage	2.6%
Citigroup, Inc.	2.4%
Motorola, Inc.	2.4%

Annual Report | November 30, 2006 | 9

HCE | Fiduciary/Claymore Dynamic Equity Fund

Portfolio of Investments | November 30, 2006

Number of Shares		Value
	Long-Term Investments – 88.7%
	Common Stocks – 88.7%
	Consumer Discretionary – 12.0%
32,100	Best Buy Co., Inc.	$1,764,537
41,500	Comcast Corp.– Class A (a)	1,679,090
24,500	Harrah’s Entertainment, Inc.	1,928,150
26,700	Home Depot, Inc. (The)	1,013,799
20,500	Lennar Corp.– Class A	1,076,250
24,800	Lowe’s Cos., Inc.	747,968
46,900	MGM Mirage (a)	2,521,813
29,200	Nordstrom, Inc.	1,431,384
18,600	Target Corp.	1,080,474

		13,243,465

	Consumer Staples – 4.6%
24,900	Pepsico, Inc.	1,543,053
32,800	Procter & Gamble Co.	2,059,512
20,400	Wal-Mart Stores, Inc.	940,440
10,300	Whole Foods Market, Inc.	502,640

		5,045,645

	Energy – 5.9%
26,300	B.J. Services Co.	888,151
21,200	Baker Hughes, Inc.	1,556,716
14,200	Chevron Corp.	1,026,944
14,700	Schlumberger, Ltd.	1,006,656
73,600	Williams Cos., Inc.	2,043,136

		6,521,603

	Financials – 18.3%
28,500	American International Group, Inc.	2,004,120
66,500	Bank of America Corp.	3,581,025
20,300	Bank of New York Co., Inc. (The)	721,462
11,200	Bear Stearns Cos., Inc. (The)	1,707,776
31,900	CIT Group, Inc.	1,659,119
47,800	Citigroup, Inc.	2,370,402
30,600	JPMorgan Chase & Co.	1,416,168
26,000	Lehman Brothers Holdings, Inc.	1,915,420
61,500	Wachovia Corp.	3,332,685
39,800	Wells Fargo & Co.	1,402,552

		20,110,729

	Health Care – 10.6%
26,100	Amgen, Inc. (a)	1,853,100
32,150	Coventry Health Care, Inc. (a)	1,547,380
16,600	Genentech, Inc. (a)	1,357,050
34,900	Medtronic, Inc.	1,819,337
96,300	Pfizer, Inc.	2,647,287
36,100	UnitedHealth Group, Inc.	1,771,788
9,800	Zimmer Holdings, Inc. (a)	715,008

		11,710,950

	Industrials – 15.7%
22,500	Burlington Northern Santa Fe Corp.	$1,691,100
28,200	Caterpillar, Inc.	1,749,246
12,200	Deere & Co.	1,171,200
14,100	Emerson Electric Co.	1,222,470
17,100	FedEx Corp.	1,973,853
80,600	General Electric Co.	2,843,568
70,900	Honeywell International, Inc.	3,047,282
8,200	Union Pacific Corp.	742,264
43,800	United Technologies Corp.	2,826,414

		17,267,397

	Information Technology – 17.5%
18,200	Apple Computer, Inc. (a)	1,668,576
55,400	Broadcom Corp.– Class A (a)	1,818,782
60,900	Cisco Systems, Inc. (a)	1,636,992
68,600	Corning, Inc. (a)	1,479,016
73,700	Dell, Inc. (a)	2,007,588
139,400	EMC Corp. (a)	1,827,534
68,100	Microsoft Corp.	1,997,373
104,300	Motorola, Inc.	2,312,331
26,000	Qualcomm, Inc.	951,340
28,000	Symantec Corp. (a)	593,600
31,600	Tellabs, Inc. (a)	317,264
64,700	Texas Instruments, Inc.	1,911,885
25,800	Yahoo!, Inc. (a)	696,342

		19,218,623

	Materials – 0.6%
14,400	Monsanto Co.	692,208

	Telecommunication Services – 3.5%
55,700	Alltel Corp.	3,160,418
19,600	Verizon Communications, Inc.	684,824

		3,845,242

	Total Long-Term Investments – 88.7%
	(Cost $97,648,563)	$97,655,862

See notes to financial statements.

10 | Annual Report | November 30, 2006

HCE | Fiduciary/Claymore Dynamic Equity Fund | Portfolio of Investments continued

Contracts (100 shares per contract)	Options Purchased(a)	Expiration Date	Exercise Price	Market Value
	Call Options Purchased – 11.0%
150	Amgen, Inc.	January 2008	$50.00	$365,250
200	Best Buy Co., Inc.	January 2008	30.00	531,000
375	Broadcom Corp.	January 2008	17.50	631,875
100	Burlington Northern Santa Fe Corp.	January 2008	40.00	363,500
300	Caterpillar, Inc.	January 2008	40.00	703,500
600	Cisco Systems, Inc.	January 2009	15.00	807,000
350	Dell, Inc.	January 2009	15.00	491,750
225	Genentech, Inc.	January 2008	60.00	586,125
200	Honeywell International, Inc.	January 2008	20.00	466,000
325	iShares Russell 2000	January 2008	45.00	1,106,625
174	Lehman Brothers Holdings, Inc.	January 2008	50.00	468,930
600	NASDAQ-100 Index	January 2008	25.00	1,209,000
300	Standard and Poors Depositary Receipts	December 2008	75.00	2,028,000
200	Texas Instruments, Inc.	January 2008	15.00	308,000
318	United Technologies Corp.	January 2009	40.00	850,650
190	UnitedHealth Group, Inc.	January 2009	30.00	433,200
250	Walt Disney Co. (The)	January 2008	20.00	346,250

	Total Call Options Purchased
	(Cost $10,895,284)			11,696,655

	Put Options Purchased – 0.1%
480	Standard and Poors Depositary Receipts	January 2007	131.00	14,400
3,600	Standard and Poors Depositary Receipts	June 2007	127.00	477,000

	Total Put Options Purchased
	(Cost $704,160)			491,400

	Total Investments – 99.8%
	(Cost $109,248,007)			109,843,917
	Other Assets in excess of Liabilities – 3.0%			3,252,908
	Total Options Written – (2.8%)			(3,061,182)

	Net Assets – 100.0%			$110,035,643

Contracts (100 shares per contract)	Call Options Written(a)	Expiration Date	Exercise Price	Market Value
346	Alltel Corp.	January 2007	$60.00	$31,140
211	Alltel Corp.	April 2007	65.00	20,045
200	American International Group, Inc.	May 2007	75.00	32,000
130	Amgen, Inc.	January 2007	80.00	975
215	Amgen, Inc.	April 2007	85.00	10,213
182	Apple Computer, Inc.	January 2007	95.00	78,260
67	B.J. Services Co.	January 2007	37.50	4,020
48	B.J. Services Co.	January 2007	35.00	6,480
100	B.J. Services Co.	April 2007	37.50	18,250
54	Baker Hughes, Inc.	January 2007	80.00	6,210
158	Baker Hughes, Inc.	January 2007	75.00	44,240
234	Bank of America Corp.	January 2007	55.00	14,040
116	Bank of America Corp.	February 2007	55.00	11,600
116	Bank of America Corp.	May 2007	57.50	8,990
203	Bank of New York Co., Inc. (The)	January 2007	37.50	5,075
112	Bear Stearns Cos., Inc. (The)	April 2007	165.00	60,480
145	Best Buy Co., Inc.	December 2006	60.00	5,075
376	Best Buy Co., Inc.	January 2007	60.00	33,840
375	Broadcom Corp.	January 2007	35.00	43,125
335	Broadcom Corp.	February 2007	40.00	22,612
108	Broadcom Corp.	May 2007	40.00	19,710
90	Burlington Northern Santa Fe Corp.	January 2007	85.00	2,250
100	Burlington Northern Santa Fe Corp.	January 2007	80.00	9,500
135	Burlington Northern Santa Fe Corp.	April 2007	90.00	10,125
431	Caterpillar, Inc.	February 2007	67.50	48,488
93	Caterpillar, Inc.	May 2007	80.00	3,952
65	Chevron Corp.	January 2007	70.00	25,025
65	Chevron Corp.	March 2007	75.00	14,625
904	Cisco Systems, Inc.	April 2007	27.50	153,680
319	CIT Group, Inc.	January 2007	55.00	29,508
138	Citigroup, Inc.	December 2006	52.50	690
182	Citigroup, Inc.	January 2007	52.50	4,095
158	Citigroup, Inc.	June 2007	55.00	8,690
194	Comcast Corp.	January 2007	40.00	32,980
156	Comcast Corp.	April 2007	45.00	14,040
225	Coventry Health Care, Inc.	April 2007	55.00	26,437
61	Deere & Co.	January 2007	95.00	25,620
61	Deere & Co.	March 2007	105.00	14,792
461	Dell, Inc.	February 2007	27.50	67,997
350	Dell, Inc.	May 2007	30.00	43,750
200	EMC Corp.	April 2007	15.00	5,000
398	EMC Corp.	April 2007	14.00	20,895
112	Emerson Electric Co.	December 2006	90.00	2,800
29	Emerson Electric Co.	March 2007	90.00	6,525
171	FedEx Corp.	January 2007	125.00	19,665

See notes to financial statements.

Annual Report | November 30, 2006 | 11

HCE | Fiduciary/Claymore Dynamic Equity Fund | Portfolio of Investments continued

Contracts (100 shares per contract)	Call Options Written(a)	Expiration Date	Exercise Price	Market Value
225	Genentech, Inc.	January 2007	$90.00	$14,063
133	Genentech, Inc.	March 2007	90.00	21,945
806	General Electric Co.	March 2007	37.50	22,165
57	Harrah’s Entertainment, Inc.	January 2007	80.00	9,832
188	Harrah’s Entertainment, Inc.	February 2007	80.00	40,420
211	Home Depot, Inc. (The)	January 2007	40.00	13,715
56	Home Depot, Inc. (The)	May 2007	42.50	5,320
694	Honeywell International, Inc.	January 2007	45.00	34,700
51	Honeywell International, Inc.	March 2007	45.00	5,610
325	iShares Russell 2000	February 2007	82.00	37,375
230	JPMorgan Chase & Co.	March 2007	50.00	10,925
349	Lehman Brothers Holdings, Inc.	January 2007	80.00	36,645
85	Lehman Brothers Holdings, Inc.	April 2007	90.00	7,650
45	Lennar Corp.	December 2006	50.00	14,400
57	Lennar Corp.	February 2007	55.00	13,110
171	Lowe’s Cos., Inc.	January 2007	32.50	4,703
77	Lowe’s Cos., Inc.	April 2007	35.00	3,465
152	Medtronic, Inc.	February 2007	52.50	27,740
197	Medtronic, Inc.	May 2007	55.00	36,445
234	MGM Mirage	December 2006	55.00	14,625
235	MGM Mirage	June 2007	55.00	105,750
470	Microsoft Corp.	January 2007	30.00	27,025
144	Monsanto Co.	January 2007	50.00	20,160
631	Motorola, Inc.	April 2007	30.00	6,310
412	Motorola, Inc.	July 2007	25.00	47,380
600	NASDAQ-100 Index	June 2007	48.00	66,000
181	Nordstrom, Inc.	January 2007	50.00	33,032
6	Nordstrom, Inc.	April 2007	55.00	1,125
105	Nordstrom, Inc.	April 2007	50.00	39,900
189	Pepsico, Inc.	December 2006	65.00	945
60	Pepsico, Inc.	January 2007	65.00	1,050
601	Pfizer, Inc.	January 2008	30.00	87,145
328	Procter & Gamble Co.	January 2007	65.00	13,120
260	Qualcomm, Inc.	April 2007	45.00	23,400
74	Schlumberger, Ltd.	December 2006	65.00	29,600
73	Schlumberger, Ltd.	February 2007	70.00	25,550
3,900	Standard and Poors Depositary Receipts	June 2007	149.00	819,000
46	Target Corp.	December 2006	60.00	1,380
93	Target Corp.	January 2007	60.00	10,230
47	Target Corp.	April 2007	65.00	5,640
200	Texas Instruments, Inc.	January 2007	37.50	1,000
305	Texas Instruments, Inc.	April 2007	37.50	6,100
82	Union Pacific Corp.	January 2007	95.00	9,840
426	United Technologies Corp.	January 2007	70.00	7,455
107	United Technologies Corp.	February 2007	70.00	5,350
95	UnitedHealth Group, Inc.	December 2006	$55.00	$713
361	UnitedHealth Group, Inc.	January 2007	60.00	$3,610
95	UnitedHealth Group, Inc.	January 2007	55.00	3,325
154	Wachovia Corp.	January 2007	57.50	2,695
308	Wachovia Corp.	April 2007	60.00	12,320
153	Wachovia Corp.	April 2007	57.50	14,535
172	Wal-Mart Stores, Inc.	January 2007	50.00	2,580
250	Walt Disney Co. (The)	January 2007	32.50	28,750
57	Wells Fargo & Co.	January 2007	37.50	712
341	Wells Fargo & Co.	April 2007	40.00	4,263
103	Whole Foods Market, Inc.	May 2007	55.00	24,720
456	Williams Cos., Inc.	January 2007	27.50	59,280
280	Williams Cos., Inc.	May 2007	30.00	39,200
180	Yahoo!, Inc.	April 2007	30.00	25,200
98	Zimmer Holdings, Inc.	January 2007	80.00	3,430

	Total Call Options Written
	(Premiums received $3,054,897)			$3,061,182

(a)	Non-income producing security.

See notes to financial statements.

12 | Annual Report | November 30, 2006

HCE | Fiduciary/Claymore Dynamic Equity Fund

Statement of Assets and Liabilities | November 30, 2006

Assets
Investments, at value (cost $109,248,007)	$109,843,917
Cash	3,538,134
Receivable for securities sold	797,943
Dividends receivable	170,815
Other assets	9,025

Total assets	114,359,834

Liabilities
Options written, at value (premiums received of $3,054,897)	3,061,182
Payable for securities purchased	1,091,821
Advisory fee payable	90,446
Administration fee payable	2,486
Accrued expenses	78,256

Total liabilities	4,324,191

Net Assets	$110,035,643

Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 5,705,240 shares issued and outstanding	$57,052
Additional paid-in capital	108,685,032
Accumulated net realized gain on investments and options	703,934
Accumulated net unrealized appreciation on investments and options	589,625

Net Assets	$110,035,643

Net Asset Value
(based on 5,705,240 common shares outstanding)	$19.29

See notes to financial statements.

Annual Report | November 30, 2006 | 13

HCE | Fiduciary/Claymore Dynamic Equity Fund

Statement of Operations | For the Year Ended November 30, 2006

Investment Income
Dividends		$1,251,016

Expenses
Advisory fee	$1,113,688
Trustees’ fees and expenses	136,288
Professional fees	114,452
Custodian fee	106,477
Printing expense	47,254
Fund accounting	38,969
Administration fee	32,091
Insurance	26,754
NYSE listing fee	21,274
Transfer agent fee	16,705
Miscellaneous	6,887

Total expenses		1,660,839

Net investment loss		(409,823)

Realized and Unrealized Gain (Loss) on Investments and Options
Net realized gain (loss) on:
Investments		9,763,766
Options		1,088,219
Net change in unrealized appreciation/depreciation on:
Investments		(2,798,953)
Options		(6,462)

Net realized and unrealized gain		8,046,570

Net Increase in Net Assets Resulting from Operations		$7,636,747

See notes to financial statements.

14 | Annual Report | November 30, 2006

HCE | Fiduciary/Claymore Dynamic Equity Fund

Statement of Changes in Net Assets |

	For the Year Ended November 30, 2006	For the Period April 29, 2005* through November 30, 2005
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(409,823)	$(109,438)
Net realized gain on investments and options	10,851,985	4,919,572
Net change in unrealized appreciation (depreciation) on investments and options	(2,805,415)	3,395,040

Net increase in net assets resulting from operations	7,636,747	8,205,174

Distributions to Shareholders
In excess of net investment income	(9,698,908)	(4,849,454)

Capital Share Transactions
Proceeds from the issuance of common shares	—	108,870,000
Common share offering costs charged to paid-in capital	—	(228,000)

Net increase from capital share transactions	—	108,642,000

Total increase/(decrease) in net assets	(2,062,161)	111,997,720

Net Assets
Beginning of period	112,097,804	100,084

End of period (including accumulated net investment loss of $0 and $0, respectively)	$110,035,643	$112,097,804

*	Commencement of investment operations.

See notes to financial statements.

Annual Report | November 30, 2006 | 15

HCE | Fiduciary/Claymore Dynamic Equity Fund

Financial Highlights |

Per share operating performance for a common share outstanding throughout the period	For the Year Ended November 30, 2005	For the Period April 29, 2005* through November 30, 2006
Net asset value, beginning of period	$19.65	$19.10	(b)

Investment operations
Net investment loss(a)	(0.07)	(0.02)
Net realized and unrealized gain on investments and options	1.41	1.46

Total from investment operations	1.34	1.44

Distributions in excess of net investment income	(1.70)	(0.85)

Offering expenses charged to paid-in capital	—	(0.04)

Net asset value, end of period	$19.29	$19.65

Market value, end of period	$18.83	$17.72

Total investment return(c)
Net asset value	7.14%	7.37%
Market value	16.31%	(7.36)%
Ratios and supplemental data
Net assets, end of period (thousands)	$110,036	$112,098
Ratio of net expenses to average net assets	1.49%	1.54	%(d)
Ratio of net investment loss to average net assets	(0.37)%	(0.17	)%(d)
Portfolio turnover rate	136%	232%

*	Commencement of investment operations.
(a)	Based on average shares outstanding during the period. (b) Before deduction of offering expenses charged to capital.
(c)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(d)	Annualized.

See notes to financial statements.

16 | Annual Report | November 30, 2006

HCE | Fiduciary/Claymore Dynamic Equity Fund

Notes to Financial Statements | November 30, 2006

Note 1 – Organization:

Fiduciary/Claymore Dynamic Equity Fund (the “Fund”) was organized as a Delaware statutory trust on December 15, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide a high level of current income and current gains and, to a lesser extent, capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities and writing (selling) call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund’s investment objective will be achieved.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Exchange-traded options are valued at the mean between the bid and asked prices on the principal exchange on which it was traded. If not traded, they are valued at the mean of the bid and asked prices. Short-term securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Options

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

The Fund may also pursue its option strategy (with respect to 25% of its total assets) through writing covered call-on-call option positions. In a covered call-on-call strategy, the Fund achieves its long exposure to the underlying stock through the purchase of a call option, and simultaneously sells an option on the same security at a higher exercise price.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call but has retained the risk of loss should the price of the underlying security decline by more than the amount of the premium received for the option. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

(d) Distributions to Shareholders

The Fund declares and pays quarterly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income, short-term capital gains and premiums received on written options. Realized short-term capital gains and premiums received on written options are considered ordinary income for tax purposes and will be reclassified at the Fund’s fiscal year end on the Fund’s Statement of Assets and Liabilities from accumulated net realized gain to accumulated undistributed net investment income. Any net realized long-term gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser will furnish offices, necessary facilities and equipment, oversee the activities of Fiduciary Asset Management, LLC (the Fund’s “Sub-Adviser”), provide personnel including certain officers required for its administrative management and pay the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets (net assets plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily Managed Assets.

Under a separate Fund Administration agreement effective February 1, 2006, the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Annual Report | November 30, 2006 | 17

HCE | Fiduciary/Claymore Dynamic Equity Fund | Notes to Financial Statements continued

The Bank of New York (“BNY”) acts as the Fund’s custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund. Prior to February 1, 2006, BNY was the Fund’s administrator.

Certain officers and trustees of the Fund are also officers and directors of the Adviser and Sub-Adviser. The Fund does not compensate its officers or trustees who are officers of the two aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference primarily relating to a distribution of short-term capital gains for tax purposes in the amount of $10,108,731 was reclassified from accumulated undistributed net investment loss to accumulated net realized gain.

Information on the tax components of investments and net assets, excluding written options as of November 30, 2006 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Undistributed Ordinary Income	Other Temporary Differences
$ 109,503,265	$5,325,996	$(4,985,344)	$340,652	$106,597	$(6,285)

At November 30, 2006, the undistributed long-term capital gain is $852,595. The differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to the deferral of losses for tax purposes on wash sales and straddle positions.

For the year ended November 30, 2006, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, was $9,698,908 of ordinary income. For the year ended November 30, 2005, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, was $4,849,454 of ordinary income.

Note 5 – Investments and Options Written:

For the year ended November 30, 2006, purchases and sales of investments, excluding written options and short-term securities, were $157,677,906 and $153,855,184, respectively.

The Fund entered into written option contracts during the year ended November 30, 2006. Details of the transactions were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	23,168	$3,470,981

Options written during the period	246,922	38,545,981
Options expired during the period	(39,320)	(3,508,459)
Options closed during the period	(204,751)	(35,440,235)
Options assigned during the period	(69)	(13,371)

Options outstanding, end of period	25,950	$3,054,897

Note 6 – Capital:

Common Shares

In connection with its organization process, the Fund sold 5,240 shares of beneficial interest to Claymore Securities, Inc., an affiliate of the Adviser, for consideration of $100,084 at a price of $19.10 per share. The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 5,705,240 issued and outstanding. Of this amount, the Fund issued 5,375,000 shares of common stock in its initial public offering and issued pursuant to an over allotment option to the underwriters, an additional 325,000 shares on May 11, 2005. These shares were issued at $19.10 per share after deducting the sales load but before underwriters’ expense reimbursement. In addition, the Fund’s Adviser has agreed to pay all of the Fund’s organizational costs.

Offering costs, estimated at $228,000 or $0.04 per share, in connection with the issuance of common shares have been borne by the Fund and were charged to paid-in capital. The Adviser has agreed to pay offering expenses (other than sales load, but including reimbursement of expenses to the underwriters) in excess of $0.04 per common share.

There were no transactions in common shares during the year ended November 30, 2006.

Note 7 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – New Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

18 | Annual Report | November 30, 2006

HCE | Fiduciary/Claymore Dynamic Equity Fund

Report of Independent Registered Public Accounting Firm |

To the Shareholders and Board of Trustees of Fiduciary/Claymore Dynamic Equity Fund

We have audited the accompanying statement of assets and liabilities of Fiduciary/Claymore Dynamic Equity Fund (the “Fund”), including the portfolio of investments, as of November 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from April 29, 2005 (commencement of investment operations) through November 30, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fiduciary/Claymore Dynamic Equity Fund at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period from April 29, 2005 (commencement of investment operations) through November 30, 2005, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 17, 2007

Annual Report | November 30, 2006 | 19

HCE | Fiduciary/Claymore Dynamic Equity Fund

Supplemental Information | (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $1,208,020 was received by the Fund through November 30, 2006. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $1,229,734 of investment income qualifies for the dividends-received deduction.

In January 2007, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2006.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on April 10, 2006. Common shareholders voted on the election of Trustees.

With regard to the election of the following Trustees by common shareholders of the Fund:

	# of Shares In Favor	# of Shares Withheld

Randall C. Barnes	4,352,597	174,160
Nicholas Dalmaso	4,351,441	175,695

The other Trustees of the Fund whose terms did not expire in 2006 are Joseph E. Gallagher, Jr., Howard H. Kaplan, Robert B. Karn III, Ronald A. Nyberg, John M. Roeder and Ronald E. Toupin, Jr.

Trustees

The Trustees of the Fiduciary/Claymore Dynamic Equity Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations	Number of Funds in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Randall C. Barnes Year of birth: 1951 Trustee	Since 2005	Formerly, Senior Vice President & Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	19	None.

Howard H. Kaplan Year of birth: 1969 Trustee	Since 2005	Principal of Blumenfeld, Kaplan & Sandweiss P.C., a law firm providing legal advice in business law and litigation.	2	None.

Robert B. Karn III Year of birth: 1942 Trustee	Since 2005	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting St. Louis Office of Arthur Andersen, LLP.	2	Director of Peabody Energy Company, GP, Natural Resource Partners LLC and Kennedy Capital Management, Inc.

Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2005	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	22	None.

John M. Roeder Year of birth: 1943 Trustee	Since 2005	Financial consultant (1999-present). Director in Residence at The Institute for Excellence in Corporate Governance of the University of Texas at Dallas School of Management. Formerly, Office Managing Partner Arthur Andersen, LLP.	2	Director, LMI Aerospace.

Ronald E. Toupin, Jr. Year of birth: 1958 Trustee	Since 2005	Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	20	None.

20 | Annual Report | November 30, 2006

HCE | Fiduciary/Claymore Dynamic Equity Fund | Supplemental Information (unaudited) continued

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations	Number of Funds in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees:
Nicholas Dalmaso† Year of birth: 1965 Trustee and Chief Legal and Executive Officer	Since 2005	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Formerly, Assistant General Counsel, John Nuveen and Co., Inc. (1999-2000). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	22	None

Joseph E. Gallagher, Jr.†† 8112 Maryland Avenue Suite 400 St. Louis, MO 63105 Year of birth: 1957 Trustee	Since 2005	Executive Managing Director and Chief Operating Officer of Fiduciary Asset Management, LLC (1994-present). Member of the St. Louis Chapter of the National Association for Business Economics.	4	Member of the Board of Directorsfor the Delta Gamma Center for Children with Visual Impairments and for the Rossman School.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

–Messrs. Barnes and Dalmaso, as Class I Trustees, are expected to stand for re-election at the Fund’s 2009 annual meeting of shareholders.

–Messrs. Gallagher, Kaplan and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund’s 2008 annual meeting of shareholders.

–Messrs. Roeder, Toupin and Karn, as Class III Trustees, are expected to stand for re-election at the Fund’s 2007 annual meeting of shareholders.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Board of Trustees.
†	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.
††	Mr. Gallagher is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Fiduciary Asset Management, LLC, the Fund’s Sub-Adviser.

Officers

The officers of the Fiduciary/Claymore Dynamic Equity Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:
Steven M. Hill Year of birth: 1964 Chief Accounting Officer, Chief Financial Officer and Treasurer	Since 2005	Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present). Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (NA) Inc., (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP, (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006	Vice President—Fund Compliance Officer of Claymore Advisors, LLC (2006 to present). Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director—Compliance of Harrisdirect LLC (1999-2003).

James Howley Year of Birth: 1972 Assistant Treasurer	Since 2005	Vice President, Fund Administration of Claymore Advisors, LLC. (2004 to present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

Matthew J. Patterson Year of Birth: 1971 Secretary	Since 2006	Vice President, Attorney of Claymore Advisors, LLC. (2006 to present). Chief Compliance Officer and Clerk, The Preferred Group of Mutual Funds (2005- 2006). Chief Compliance Officer and Secretary, Caterpillar Investment Management Ltd (2005-2006). Securities Counsel, Caterpillar Inc. (2004-2006); Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2004).

Melissa J. Nguyen Year of Birth: 1978 Assistant Secretary	Since 2005	Vice President, Attorney of Claymore Advisors, LLC. (2005 to present). Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

James Cunnane, Jr. Year of Birth: 1970 Vice President	Since 2006	Managing Director, Senior Portfolio Manager of Fiduciary Asset Management, LLC.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Annual Report | November 30, 2006 | 21

HCE | Fiduciary/Claymore Dynamic Equity Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, P.O. Box 463, East Syracuse, New York 13057-0463, Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

22 | Annual Report | November 30, 2006

HCE | Fiduciary/Claymore Dynamic Equity Fund

Investment Management Agreement Contract Re-approval  |  (unaudited)

On October 16, 2006, the Board of Trustees, including the Independent Trustees (those trustees who are not interested persons as defined by the Investment Company Act of 1940), of the Fiduciary/Claymore Dynamic Equity Fund (the “Fund”) renewed: (1) the investment advisory agreement (“Investment Advisory Agreement”) between the Fund and Claymore Advisors, LLC (“Adviser”) and (2) the investment management agreement (“Investment Management Agreement”) among the Adviser, the Fund and Fiduciary Asset Management, LLC (“Sub-Adviser”). (The Investment Advisory Agreement and the Investment Management Agreement are together referred to as the “Advisory Agreements.”) As part of their review process, the Nominating and Governance Committee of the Board (referred to as the “Committee” and consisting solely of the Independent Trustees) were represented by independent legal counsel. The Board of Trustees reviewed materials received from the Adviser, the Sub-Adviser and independent legal counsel. The Board of Trustees also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund.

In preparation for their review, the Committee communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Committee, sent a formal request for information. The Adviser and the Sub-Adviser provided extensive information in response to the request. Among other information, the Adviser and Sub-Adviser provided general information to assist the Committee in assessing the nature and quality of services provided by the Adviser and Sub-Adviser and information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability from the Advisory Agreements to each of the Adviser and the Sub-Adviser and the compliance policies and procedures adopted by each of the Adviser and the Sub-Adviser.

Based upon its review, the Committee and the Board of Trustees concluded that it was in the best interest of the Fund to renew each of the Advisory Agreements. In reaching this conclusion for the Fund, no single factor was determinative in the Board of Trustees’ analysis, but rather the Board of Trustees considered a variety of factors.

Investment Advisory Agreement

With respect to the nature, extent and quality of services provided by the Adviser, the Board of Trustees noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Board considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board of Trustees reviewed financial information regarding the Adviser and its parent company and considered the parent company’s guaranty of the Adviser’s obligations under the Investment Advisory Agreement. The Board of Trustees also considered the secondary market support services provided by the Adviser to the Fund. The Board of Trustees considered the experience and qualifications of the Adviser’s personnel relating to compliance oversight, as well as its responsibilities concerning its monitoring of the Sub-Adviser’s portfolio management team. Specifically, the Board of Trustees noted the ongoing oversight activities performed by the Adviser, including on-site diligence visits, monitoring of compliance with policies and procedures and transactional and forensic testing. After considering these factors, the Board of Trustees concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity.

The Board of Trustees considered the Fund’s investment performance by reviewing the Fund’s total return on both a net asset value and market price basis for the six months ended May 31, 2006 and for the period since inception (April 26, 2005) through August 31, 2006 and compared it to comparable performance of a peer group of closed-end funds (“peer group of funds”) that, similar to the Fund, invest a majority of assets in equity securities and write call options, as well as a sub-set of those funds that invest in domestic equity securities and write call options, for the same time periods. The Board of Trustees noted that the Fund’s investment results were consistent with the Fund’s investment objective. The Board of Trustees also considered that the Adviser does not directly control investment performance but had delegated such duties to the Sub-Adviser. The Board of Trustees concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance and efforts to seek the Fund’s investment objective, and that the Adviser’s performance was satisfactory.

The Board of Trustees compared the Fund’s advisory fee (which includes the subadvisory fee paid to the Sub-Adviser) and expense ratio to the peer group of funds and to the advisory fee that the Adviser charges to other closed-end funds for which it serves as adviser. The Board of Trustees also reviewed the mean and median advisory fees and expense ratios of the peer group of funds. The Board of Trustees concluded that the Fund’s advisory fee was reasonable.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship to the Fund, the Board of Trustees reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated direct and indirect costs the Adviser incurred in providing advisory services to the Fund, including paying the management fee to the Sub-Adviser, and concluded that the profitability was not unreasonable.

The Board of Trustees considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board of Trustees considered the Adviser’s statement that, by design, closed-end funds’ assets remain relatively fixed and therefore economies of scale in such funds are not obtained through growth in assets. Because of the nature of closed-end funds, the Board of Trustees does not expect the Fund to grow significantly in the next twelve months. The Board of Trustees also considered the Fund’s asset level. The Board of Trustees also considered the Adviser’s statement that it believes expenses relating to providing investment advisory services to the Fund will remain approximately the same over the next year. Therefore, the Board of Trustees concluded that the Fund is unlikely to realize any significant economies of scale with respect to the advisory services at the time the Advisory Agreement was being reviewed.

The Board of Trustees considered other benefits available to the Adviser because of its relationship to the Fund and noted that the administrative services fees received by the Adviser from serving as administrator provides it with additional revenue and concluded that the advisory fee was reasonable taking into account any benefits from such administration agreement. In reaching the conclusion that the advisory fee was reasonable, the Board of Trustees also considered the Adviser’s statement that it benefits from its association with the Sub-Adviser, which has opened up other business opportunities to the Adviser with the Sub-Adviser and may continue to do so in the future.

Annual Report | November 30, 2006 | 23

HCE | Fiduciary/Claymore Dynamic Equity Fund | Investment Management Agreement Contract Re-approval (unaudited) continued

Investment Management Agreement

With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Board of Trustees considered the qualifications, experience, good reputation and skills of the Sub-Adviser’s portfolio management and other key personnel. The Board of Trustees reviewed information regarding the Sub-Adviser’s financials and ongoing business strategies. The Board of Trustees also considered the Sub-Adviser’s success in achieving the Fund’s investment objective of providing a high level current income and current gains and, to a lesser extent, capital appreciation and noted the Fund’s distribution of an annualized dividend yield of 8.5% of the Fund’s initial offering price. The Board of Trustees concluded that the Sub-Adviser was qualified to provide the services under the Investment Management Agreement.

In evaluating investment performance, the Board of Trustees reviewed the Fund’s investment performance on a total return net asset value basis relative to the S & P 500 and CBOE Buy-Write (BXM) indices over relevant time periods along with the Sub-Adviser’s efforts in meeting the Fund’s objective. The Board of Trustees considered that although the Fund’s total return was lower than the relevant indices and the peer group of funds during the relevant periods, the period of time being reviewed was relatively short and did not represent a full market cycle. The Board of Trustees also considered that the Sub-Adviser’s management of the Fund’s portfolio had produced an 8.5% distribution rate consistent with the Fund’s primary investment objective of income distribution. With respect to the Fund’s market price performance, the Board of Trustees noted that the Fund’s shares were trading at a discount, but not inconsistent with its peer group, and that over the relevant time periods performance based upon a market price total return basis had been positive. The Board of Trustees concluded that the Fund has demonstrated positive absolute performance over a short period of time.

The Board of Trustees reviewed the subadvisory fee paid by the Adviser to the Sub-Adviser and compared it to the fee charged by the Sub-Adviser to other clients. In addition, the Board of Trustees considered the Sub-Adviser’s representation that it does not charge a lower advisory or subadvisory fee to any other client to which it provides comparable services to those it provides to the Fund. The Board of Trustees concluded that the subadvisory fee was reasonable.

With respect to the costs of services to be provided and profits realized by the Sub-Adviser from its relationship to the Fund, the Board of Trustees reviewed information regarding the revenues the Sub-Adviser received under the Investment Management Agreement and estimated direct and indirect allocated expenses of the Sub-Adviser in providing services under the Investment Management Agreement and concluded that the profitability was not unreasonable.

The Board of Trustees reviewed the extent to which economies of scale with respect to the subadvisory services provided to the Fund would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board of Trustees considered the Sub-Adviser’s statement that the realization of economies of scale with regard to a closed-end fund is not likely due to the fixed nature of the assets, and that the Sub-Adviser anticipates its expenses relating to providing services to the Fund to increase over the next year. The Board of Trustees also considered the Fund’s small size. Given these factors, the Board of Trustees concluded that the Fund is unlikely to realize any significant economies of scale with respect to the subadvisory services at the time the Investment Management Agreement was being reviewed.

The Board of Trustees considered other benefits derived by the Sub-Adviser from its relationship with the Fund, including the Sub-Adviser’s use of soft dollars and the Sub-Adviser’s other business relationships with the Adviser. The Board of Trustees noted that the Sub-Adviser receives indirect benefits in the form of soft dollar arrangements which may or may not be used for the benefit of the Fund and may be used for the benefit of other clients of the Sub-Adviser. The Board of Trustees concluded that the sub-advisory fees were reasonable, taking into account these benefits.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board of Trustees determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of the Fund.

24 | Annual Report | November 30, 2006

HCE | Fiduciary/Claymore Dynamic Equity Fund

Fund Information |

Board of Trustees Randall C. Barnes Nicholas Dalmaso* Joseph E. Gallagher, Jr.* Howard H. Kaplan Robert B. Karn III Ronald A. Nyberg John M. Roeder Ronald E. Toupin, Jr.

Officers

Nicholas Dalmaso

Chief Executive Office and
Chief Legal Officer

Steven M. Hill

Chief Accounting Officer,
Chief Financial Officer and Treasurer

Bruce Saxon

Chief Compliance Officer

Jim Howley

Assistant Treasurer

Matthew J. Patterson

Secretary

Melissa Nguyen

Assistant Secretary

James Cunnane, Jr.

Vice President

Investment Adviser
and Administrator

Claymore Advisors, LLC
Lisle, Illinois

Investment Sub-Adviser

Fiduciary Asset Management, LLC
St. Louis, Missouri

Custodian and Transfer Agent

The Bank of New York

New York, New York

Legal Counsel

Skadden, Arps, Slate,

Meagher & Flom LLP

Chicago, Illinois

Independent Registered
Public Accounting Firm

Ernst & Young LLP

Chicago, Illinois

*	Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Privacy Principles of Fiduciary/Claymore Dynamic Equity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Fiduciary/Claymore Dynamic Equity Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Custodian and Transfer Agent: The Bank of New York, 111 Sanders Creek Parkway, East Syracuse, New York 13057 (800) 701-8178

This report is sent to shareholders of Fiduciary/Claymore Dynamic Equity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30 is also available, without charge and upon request by calling the Fund at (800) 345-7999 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

In August 2006, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related Securities and Exchange Commission (“SEC”) rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Annual Report | November 30, 2006 | 25

HCE | Fiduciary/Claymore Dynamic Equity Fund

About the Fund Manager |

Fiduciary Asset Management, LLC

Fiduciary is a registered investment adviser that manages a broad array of equity and fixed-income portfolios primarily for institutional investors and is based in St. Louis, Missouri. Fiduciary currently supervises and manages approximately $16.8 billion in assets for endowments & foundations, public pension plans, corporate trusts, union plans, Taft-Hartley plans, four exchange-listed closed-end funds and three hedge funds. Fiduciary also manages two open-end mutual funds.

Investment Philosophy

Fiduciary believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.

Investment Process

The managers employ a disciplined three-step investment process that seeks to build a solid core equity portfolio with an actively managed options strategy overlay.

1.	Build an underlying portfolio of stocks by utilizing Fiduciary’s disciplined core equity process.

2.	Develop a unique covered call writing strategy that is created based on the equity portfolio and then implemented.

3.	Monitor the fund through active management and by employing a proprietary risk management model.

26 | Annual Report | November 30, 2006

Fiduciary Asset Management, LLC	Claymore Securities, Inc.
8112 Maryland Ave.	2455 Corporate West Drive
Suite 400	Lisle, IL 60532
St. Louis, MO 63105	Member NASD/SPIC

HCE-AR-1106

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) During the period covered by the shareholder report presented in Item 1, the Code of Ethics was revised to include more detail regarding the procedures to be followed for investigating, enforcing and reporting Code of Ethics issues.

(d) The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the report.

(e) Not applicable.

(f)	(1) The registrant’s Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Ronald E. Toupin, Jr. Mr. Toupin is an “independent” Trustee. Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and un-audited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.)

Item 4.	Principal Accountant Fees and Services.

a). Audit Fees: the aggregate fees billed for the year ended November 30, 2006, for professional services rendered by the principal accountant for the audit were approximately $33,000. The aggregate fees billed for the period April 29, 2005 through November 30, 2005 for professional services rendered by the principal accountant were approximately $30,000.

b). Audit-Related Fees: the aggregate fees billed for the year ended November 30, 2006, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item were $0. The Audit-Related fees for the period April 29, 2005 through November 30, 2005 were $0.

c). Tax Fees: the aggregate fees billed for the year ended November 30, 2006, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were approximately $6,000. The Tax fees for the period April 29, 2005 through November 30, 2005 were approximately $5,000.

d). All Other Fees: the aggregate fees billed for the year ended November 30, 2006, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were $0. The Other Audit fees for the period April 29, 2005 through November 30, 2005 was $0.

(e) Audit Committee Pre-Approval Policies and Procedures.

(i) The Registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2	Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

IV.C.3	Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(ii) 100% of services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the Fund’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser and or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant for the year ended November 30, 2006 and the period April 29, 2005 through November 30, 2005 was $0.

(h) Not Applicable.

Item 5.	Audit Committee of Listed Registrants.

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Randall C. Barnes, Howard H. Kaplan, Robert B. Karn, III, Ronald A. Nyberg, John M. Roeder, and Ronald E. Toupin, Jr.

(b) Not Applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Fiduciary Asset Management, LLC (the “Sub-Adviser”). The Sub-Adviser’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Mohammed Riad and K. Timothy Swanson are primarily responsible for the day-to-day management of the registrant’s portfolio. The following provides information regarding the portfolio managers as of November 30, 2006:

Name	Since	Professional Experience
Mohammed Riad	Since 2005	Mr. Riad joined Fiduciary Asset Management in 1999 and has over 15 years of investment industry experience. He is a member of the portfolio management team and serves as senior portfolio manager for FAMCO’s institutional and hedged large-cap equity strategies, as well as closed-end and open-end funds. Additionally, Mr. Riad has been instrumental in the development of industry leading large scale derivatives strategies. He is actively involved with the Strategy Committee’s macroeconomic assessment and top-down approach to portfolio management.

K. Timothy Swanson	Since 2005	Mr. Swanson performs quantitative and qualitative research and holds portfolio management duties for FAMCO’s large-cap institutional equity strategies. He implements portfolio management decisions for hedged equity institutional portfolios, as well as closed-end and open-end funds. Mr. Swanson provides the Strategy Committee with statistical and quantitative analysis of macroeconomic, sector, industry, and company-specific recommendations and supporting data. He assists in designing, structuring, and managing FAMCO’s quantitative research effort.

(a) (2) (i-iii) Other accounts managed. Fiduciary Asset Management, LLC does not manage any performance based fee accounts. The following summarizes information regarding each of the other accounts managed by the Portfolio Manager as of November 30, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	# of Accounts	Total Assets	# of Accounts	Total Assets	# of Accounts	Total Assets
Mohammed Riad	3	$377 mil	1	$7 mil	107	$5,882 mil
K. Timothy Swanson	3	$377 mil	1	$7 mil	107	$5,882 mil

(a) (2) (iv) Conflicts of Interest.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. Fiduciary seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager’s focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, Fiduciary and the Fund have adopted procedures for allocating portfolio transactions across multiple accounts. With respect to securities transactions for the Funds, Fiduciary determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Fiduciary acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Fiduciary may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

Fiduciary and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a) (3) Compensation Structure. The primary portfolio managers’ compensation consists of the following elements:

•

Base Salary. The primary portfolio managers are paid a base salary which is set at a level determined to be appropriate based upon their experience and responsibilities through the use of independent compensation surveys of the investment management industry.

•	Annual Bonus. The annual bonus is discretionary and is determined by the CEO of Fiduciary Asset Management, LLC. It is not based on the performance of the fund or managed accounts.

•	The Primary portfolio managers also participate in benefit plans and programs generally available to all employees.

(a) (4) Securities ownership. The following table discloses the dollar range of equity securities of the Fund beneficially owned by the Fiduciary Asset Management, LLC Portfolio Manager as of November 30, 2006:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Mohammed Riad	$10,001 - $50,000

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule30a-2 of the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fiduciary/Claymore Dynamic Equity Fund

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer

Date: February 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer

Date: February 7, 2007

By:	/s/ Steven M. Hill
Name:	Steven M. Hill
Title:	Treasurer and Chief Financial Officer

Date: February 7, 2007